INVESTMENT REPRESENTATION AGREEMENT



Delta Petroleum Corporation
C/O 555 17th Street, Suite 3310
Denver, Colorado 80202


Gentlemen:

1. Subscription. The undersigned CORPORATE RELATIONS GROUP, INC. (and its designees) hereby agrees to acquire, from Delta Petroleum Corporation ("DPC" or the "Company") 231,000 shares of the restricted and legended common stock of DPC (collectively the "Securities"), for $ 750,000 in a private negotiated transaction in accordance with the attached agreement of even date herewith and pursuant to Section 3(b) and/or 4(2) of the Act (and the regulations promulgated thereunder) and/or other applicable statute, rule and\or regulation.

2. Representations and Warranties. The undersigned warrants and represents to the Company that:

     a. The Securities are being acquired by the undersigned for investment for its own account, and not with a view to the offer or sale in connection therewith, or the distribution thereof, and that the undersigned is not now, and will not in the future, participate, directly or indirectly, in an underwriting of any such undertaking except in compliance with applicable registration provisions of the Act.

     b. The undersigned will not take, or cause to be taken, any action that would cause it to be deemed an underwriter of the Securities, as defined in Section 2(11) of the Securities Act of 1933, as amended (the "Act").

     c. The undersigned has been afforded an opportunity to examine such documents and obtain such information concerning the Company as it may have requested, including without limitation all publicly available information, and has had the opportunity to request such other information (and all information so requested has been provided) for the purpose of verifying the information furnished to it and for the purpose of answering any question it may have had concerning the business affairs of the Company and it has reviewed to the extent desired by it the Articles, Bylaws and Minutes of the Company, documentation concerning the Company's financial condition, assets, liabilities, share ownership and capital structure, operations, sales, management, public market, public filings, litigation and other material contracts and matters.

     d. The undersigned (and its officers, directors and/or agents, as applicable) have had an opportunity to personally ask questions of, and receive answers from, one or more of the officers and directors of the Company and/or the attorneys for the Company to ascertain and verify the accuracy and completeness of all material information regarding the Company, its business and its officers, directors, and promoters. The undersigned has had an opportunity to ask questions of and receive answers from duly designated representatives of the Company concerning the terms and conditions pursuant to which the Securities are being acquired by it.

     e. The undersigned understands that its acquisition of the Securities from the Company is a negotiated private transaction.

     f. By reason of the knowledge and experience of the undersigned (and that of its officers and directors and their respective advisors and investment bankers) in financial and business matters in general, and investments in particular, it is capable of evaluating the merits and risks of an investment in the Securities.

     g. The undersigned is capable of bearing the economic risks of an investment in the Securities.

     h. The undersigned's present financial condition is such that it is under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness.

     i. If required to do so, it has retained to advise it, as to the merits and risks of a prospective investment in the Securities, a purchaser representative, legal counsel, financial and accounting advisors, investment bankers, etc.

     j. The undersigned hereby represents and warrants to the Company that all of the representations, warranties and acknowledgements contained in this agreement, and the agreements, if any, to which this document is attached as an exhibit are true, accurate and complete as of the date herein and acknowledges that the Company, its officers, directors, agents, and affiliates have relied on its representations and warranties herein in consenting to the restricted issuance and/or transfer of the Securities and the undersigned hereby agrees to indemnify and hold the Company (together with its officers, directors, agents and affiliates) harmless with respect to any and all expenses, claims or litigation (including without limitation reasonable attorney's fees related thereto) arising from or related to breach of any warranty or representation herein.


3. Restrictions. The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

     The undersigned further acknowledges that it is fully aware of the applicable limitations on the resale of the Securities. Rule 144 (the "Rule") permits sales of "Restricted Securities" held for not less than two years and upon compliance with the requirements of such Rule. Further, the Securities must be sold in an active market and appropriate information relating to the Company must be generally available in order to effectuate a transaction pursuant to the Rule by an affiliate of the Company.

     Any and all certificates representing the Securities and any and all securities issued in replacement or conversion thereof or in exchange thereof shall bear the following legend, or one substantially similar thereto, which the undersigned has read and understands:

     The Securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The Securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

4. Registration Rights. The undersigned shall have the registration rights contained in the attached agreement of even date herewith.

5. Notices. Any notices or other communications required or permitted hereby shall be sufficiently given if sent by registered or certified mail, postage prepaid, return receipt requested, and, if to the Company, at the address to which this agreement is addressed, and if to the undersigned, at the address set forth below my signature hereto, or to such other addresses as either you or the undersigned shall designate to the other by notice in writing.

6. Successors and Assigns. This agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of the Company and to the personal and legal representatives, heirs, guardians, successors and permitted assignees of the undersigned.

7. Applicable Law. This agreement shall be governed by and construed in accordance with the laws of the State of Colorado and, to the extent it involves any United States statute, in accordance with the laws of the United States, and jurisdiction and venue for any dispute related hereto shall be in the District Court for the City and County of Denver, Colorado.



 Roberto E. Veitia            By:/s/Roberto E. Veitia
Typed or Printed Name            Signature



      59-3131731                  1801 Lee Road, Suite 301
Social Security or Tax           Address
Identification Number


                                  Winter Park, FL 32789
                                 City, State and Zip Code


ACCEPTED:

Delta Petroleum Corporation


By:/s/Aleron H. Larson, Jr.

Dated:   8/15, 1995


                    AGREEMENT FOR THE SALE AND PURCHASE
                 OF SHARES OF DELTA PETROLEUM CORPORATION


     THIS AGREEMENT, made this 15th day of August, 1995, by and between DELTA PETROLEUM CORPORATION, a Colorado corporation
("Delta" or "the Company"), and CORPORATE RELATIONS GROUP, INC., a Florida corporation ("CRG") .

     WHEREAS, Delta agrees to sell and CRG agrees to purchase 231,000 shares of Delta common stock, for the sum of Seven Hundred Fifty Thousand dollars ($750,000) in accordance with the attached Investment Representation Agreement. The amount of the purchase price shall be sent to the Company within twenty-four hours from the date of the signing of this agreement, and

     WHEREAS, the Company hereby agrees, at it's sole cost and expense, within 10 business days, to file a Registration Statement on Form S-3, or such other form as may be applicable and available with respect to the aforesaid 231,000 shares or to amend another registration statement already filed to include these shares, and to use its best efforts to cause such registration statement to become effective. The Company will not initiate or participate in any Regulation S offering for a period of 12 months from the date of this agreement without the express written consent and approval of CRG; further, except for the private placements to the Woolworth Fund and the Gaylord-Woolworth Trust, which are in progress, the Company hereby grants CRG the right of first refusal to finance any future private placements of the Company's common stock provided that the terms, conditions and manner of payment from CRG are at least as favorable as those offered by or which may be obtained from a third party; and further provided that CRG shall have three business days from date of written notice from the Company of such private placement to enter into a commitment letter with the Company with respect to such financing.

     FURTHERMORE, the Company agrees that it will not engage or request a roll-back of the Company issued and outstanding shares for a period of 12 months from the date it delivers the free-trading shares to CRG.

     WHEREAS, the Company is hereby certifying that it is not currently in default, technical or otherwise, on any lines of credit, promissory notes, or governmental obligations (state or federal taxes) except as may be disclosed in its filings with the SEC. The Company agrees that it has received no correspondence from the N.A.S.D. or NASDAQ regarding the status of it's NASDAQ listing and hereby agrees to forward within 24 hours copies of any correspondence from the N.A.S.D. or NASDAQ;

     IN THE EVENT that the Company is unable to deliver to CRG within 30 days the 231,000 free-trading shares under this agreement, then the Company will increase the registration by 25,000 shares and instead deliver 256,000 shares to CRG. No additional monies are to be paid by CRG for these shares, and an additional 5,000 shares shall be added for every additional 30 days thereafter until the shares are delivered on a free-trading basis or until the expiration of six months after which the Company agrees to repurchase all shares issued for $750,000 and to deliver a promissory note therefore until payment has been made at 15% per annum from date funds are wired.

CORPORATE RELATIONS GROUP, INC.          DELTA PETROLEUM CORPORATION


BY:/s/Roberto E. Veitia                   BY:/s/Aleron H. Larson, Jr.
    Roberto E. Veitia                        Aleron H. Larson, Jr.
     President                                   Chairman/CEO